SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE STRIDE RITE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

191 Spring Street

P.O. Box 9191

Lexington, Massachusetts 02420-9191

February 20, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of The Stride Rite Corporation. This year’s meeting will be held on Thursday, April 15, 2004, at 10:00 a.m., local time, at our corporate headquarters, 191 Spring Street, Lexington, Massachusetts.

The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of The Stride Rite Corporation by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting we will review our operations, report on fiscal 2003 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.

Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy at the meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

DAVID M. CHAMBERLAIN

Chairman of the Board of Directors

and Chief Executive Officer

THE STRIDE RITE CORPORATION

191 Spring Street

P.O. Box 9191

Lexington, Massachusetts 02420-9191

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 15, 2004

NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of The Stride Rite Corporation will be held on Thursday, April 15, 2004, at 10:00 a.m., local time, at its corporate headquarters, 191 Spring Street, Lexington, Massachusetts. At the annual meeting, stockholders will vote on the following proposals:

1.	To re-elect two Class II directors, each to serve for a three-year term and until their respective successors are duly elected and qualified;

2.	To approve an amendment to The Stride Rite Corporation 2001 Stock Option and Incentive Plan to increase the number of shares of common stock authorized for issuance from 3,000,000 to 6,000,000;

3.	To ratify the selection of PricewaterhouseCoopers LLP as auditors of The Stride Rite Corporation for the current fiscal year; and

4.	To consider and act upon any other matters which may properly be brought before the annual meeting or any adjournments or postponements thereof.

Only holders of record of our common stock at the close of business on February 19, 2004 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of that meeting. If you do not plan to attend the meeting and vote your shares of our common stock in person, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to its exercise at the annual meeting in the manner described in the proxy statement. If you attend the meeting, you may vote in person even if you have already returned a proxy.

By Order of the Board of Directors

Charles W. Redepenning, Jr.

Clerk

February 20, 2004

i

ii

February 20, 2004

THE STRIDE RITE CORPORATION

191 Spring Street   P.O. Box 9191

Lexington, Massachusetts 02420-9191

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting of The Stride Rite Corporation (“Stride Rite”), stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of directors, the proposal to approve the addition of 3,000,000 shares to The Stride Rite Corporation 2001 Stock Option and Incentive Plan, and the ratification of the selection of our independent auditors.

Who is entitled to vote?

If you are a stockholder as of the close of business on February 19, 2004, which is referred to as the “record date”, you are entitled to receive notice of the annual meeting and to vote the shares of our common stock that you held on the record date. Each outstanding share of our common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

All stockholders of record of Stride Rite’s shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver’s license or passport.

What constitutes a quorum?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 39,585,290 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder. If you hold shares of our common stock in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person.

Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your shares of our common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your shares voted. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds of record their shares of our common stock.

Will other matters be voted on at the annual meeting?

We are not now aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best discretion of the proxy holders.

Can I revoke my proxy instructions?

You may revoke your proxy at any time before it has been exercised by:

•	filing a written revocation with the Clerk of Stride Rite at the address set forth below;

•	filing a duly executed proxy bearing a later date; or

•	appearing in person and voting by ballot at the annual meeting.

Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

For your review, our 2003 annual report, including financial statements for the fiscal year ended November 28, 2003, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the “SEC”) on Form 10-K, including the financial statements, may be obtained without charge by:

•	writing to the Clerk of Stride Rite at the following address: 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420-9191;

•	accessing the EDGAR database at the SEC’s website at www.sec.gov;

•	going to Stride Rite’s website at www.strideritecorp.com; or

•	contacting the SEC by telephone at (800) SEC-0330.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Our Board of Directors currently consists of eight members who are divided into three classes. At the annual meeting, two Class II directors will be elected to serve until the 2007 annual meeting and until their respective successors are duly elected and qualified. Mr. Donald R. Gant, a current Class II director, will retire from the Board of Directors effective at the upcoming annual meeting and, accordingly, will not stand for re-election. We wish to express our thanks to Mr. Gant for his valuable service to Stride Rite.

Our Board of Directors has nominated Christine Cournoyer and James F. Orr III to serve as the Class II directors. Each of the nominees is currently serving as a director of Stride Rite. Our Board of Directors anticipates that each of the nominees will serve, if re-elected, as a director. However, if any person nominated by our Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as our Board of Directors may recommend. Our Board of Directors will consider a nominee for election to our Board of Directors recommended by a stockholder of record, if the stockholder submits the nomination in compliance with the requirements of our by-laws.

Vote Required

Each nominee must receive the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting in order to be elected to serve as a director. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as “yes” votes; votes that are withheld from the nominees will not be voted with respect to the director or directors indicated, although they will be counted when determining whether there is a quorum.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES, CHRISTINE COURNOYER AND JAMES F. ORR III. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

Information Regarding the Nominees and Other Directors

The following biographical descriptions set forth certain information with respect to the two nominees for re-election as Class II directors at the annual meeting and each director who is not up for election, based on information furnished to Stride Rite by each director. The following information is correct as of February 19, 2004.

Incumbent Directors—Term Expiring 2004

Christine M. Cournoyer. Ms. Christine M. Cournoyer has been a director since 2000. She has been a consultant since July 2003. Ms. Cournoyer was the President and COO of Lightbridge, Inc., a software company from April 2002 until July 2003. From November 1999 to April 2002, Ms. Cournoyer was Vice President of Global e-business Transformation, Software Group of International Business Machines. Ms. Cournoyer was Senior Vice President, Customer Operations and Technology from 1998 to 1999 at IBM, Lotus. Ms. Cournoyer was Chief Information Officer and Vice President of Lotus, from 1996 until November 1999, and served as Director of Worldwide Applications of Lotus, from April 1994 until 1996. She is 52 years old.

James F. Orr III. Mr. James F. Orr III has been a director since 2003. He has been the Chairman of the Board of the Rockefeller Foundation, a philanthropic organization, since 2000. From May 2000 to December 2001, Mr. Orr served as President and Chief Executive Officer of United Asset Management Corporation, an investment management company. Mr. Orr was Chairman and Chief Executive Officer of UNUM Provident Corporation, an insurance provider, in 1999 and was Chairman and Chief Executive Officer of its predecessor, UNUM Corporation, from 1987 to 1999. Mr. Orr is also a director of Nashua Corporation and Mellon Financial Corp. He is 60 years old.

Incumbent Directors—Term Expiring 2005

Frank R. Mori. Mr. Frank R. Mori has been a director since 1996. He has been President and co-Chief Executive Officer of Takihyo, Inc., an investment holding company that has managed a private equity portfolio since 1986. Takihyo, Inc. was a principal shareholder of Donna Karan International, Inc. until the company was sold to LVMH in 2001, and from 1974 until 1999 was the principal shareholder of Anne Klein & Co. Mr. Mori served as President and Chief Executive Officer of Anne Klein & Co., a women’s apparel company, from 1975 to 1999. Mr. Mori is a member of the Board of Directors of Takihyo, Inc. He is 63 years old.

Bruce Van Saun. Mr. Bruce Van Saun has been a director since 1999. Since May 1997, Mr. Van Saun has served as Senior Executive Vice President and Chief Financial Officer of The Bank of New York Company, Inc., a banking company. Prior to that, Mr. Van Saun was Chief Financial Officer of Deutsche Bank North America Group, a banking company, from October 1994 to May 1997, and Chief Operating Officer and Chief Financial Officer of Wasserstein Perella & Co., Inc., an investment banking firm, from 1990 to October 1994. He is 46 years old.

Incumbent Directors—Term Expiring 2006

David M. Chamberlain. Mr. David M. Chamberlain serves as Chief Executive Officer of Stride Rite and has been Chairman of our Board of Directors since November 1999. Prior to joining Stride Rite, Mr. Chamberlain was Chairman of the Board of Genesco Inc., a footwear company, from 1994 to 1999, and President and Chief Executive Officer of Genesco Inc., from 1994 to 1996. Mr. Chamberlain is a member of the Board of Directors of Wild Oats Markets, Inc. He is 60 years old.

Shira D. Goodman. Ms. Shira D. Goodman has been a director since 2002. She has served as Executive Vice President, Marketing, of Staples, Inc., a leading office products distributor since June 2001. Ms. Goodman has held several executive positions since joining Staples in 1992, including Senior Vice President of Staples Business Delivery and Senior Vice President of Staples Direct. Prior to joining Staples, Ms. Goodman served as a manager of Bain and Company, a management consulting firm, from 1986 until 1992. She is 43 years old.

Myles J. Slosberg. Mr. Myles J. Slosberg has been a director since 1961. He has been an attorney in private practice since July 1994. Mr. Slosberg served as interim Chairman of the Board and Chief Executive Officer of Stride Rite from July 1999 to November 1999. From March 1991 to July 1994, Mr. Slosberg was an Assistant Attorney General for the Commonwealth of Massachusetts. Mr. Slosberg was employed by Stride Rite from 1959 to 1986, during which period he served in a number of executive capacities. He is 67 years old.

The Board of Directors and Its Committees

Board of Directors. Stride Rite is currently managed by an eight member Board of Directors, a majority of whom are independent of our management. When Mr. Gant retires at the upcoming annual meeting, Stride Rite will be managed by a seven member Board of Directors, a majority of whom will be independent of our management. Our Board of Directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. After Mr. Gant’s retirement, our Board of Directors will be composed of three Class I directors (Messrs. Chamberlain and Slosberg and Ms. Goodman), two Class II directors (Ms. Cournoyer and Mr. Orr) and two Class III directors (Messrs. Mori and Van Saun). The terms of the Class III and Class I directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2005 and 2006, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

Our Board of Directors met six times during fiscal year 2003. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings of all committees of our Board of Directors on which the director served. All except one of our then current directors attended our annual stockholder meeting held at our corporate headquarters on April 10, 2003. Under our Corporate Governance Guidelines, each director is expected to make reasonable efforts to attend meetings of the Board and committees on which such director serves, and to dedicate such time as necessary to discharge their responsibilities as a director.

Stockholders and other parties interested in communicating directly with our Board of Directors as a group may do so by writing to the Chairman of the Board of Directors at The Stride Rite Corporation, 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420-9191. Communications intended for the non-management directors should be directed to the Presiding Director at the address above. Our corporate Clerk reviews all such correspondence and maintains a log with a summary of each correspondence received. This log is regularly distributed to the Board of Directors and directors may at any time request copies of the actual correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the members of our Audit Committee and handled in accordance with established procedures.

Audit Committee. Our Board of Directors has established an Audit Committee consisting of Mr. Van Saun (Chairman), Ms. Cournoyer and Ms. Goodman. The Audit Committee’s purposes include assisting the Board of Directors in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our auditor’s qualifications and independence and (4) the performance of our internal audit function as well as preparing an annual self-performance evaluation. In addition, the Audit Committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the scope and results of the audit engagement, approves professional services provided by the independent auditors, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Our Board of Directors has adopted an Audit Committee Charter, a copy of which is attached to this proxy statement as Exhibit A and is available on our website (www.strideritecorp.com). Each member of the Audit Committee is “independent” as that term is defined in the rules of the SEC and the applicable listing standards of the New York Stock Exchange. Our Board of Directors has determined that Mr. Van Saun is qualified as an audit committee financial expert within the meaning of the rules of the SEC and that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee met six times during fiscal year 2003. The Audit Committee Report for the 2003 fiscal year is included in this proxy statement, commencing on page 23.

Committee on the Board. Our Board of Directors has established a Committee on the Board currently consisting of Mr. Gant (Chairman), Ms. Cournoyer and Mr. Mori. Mr. Gant currently presides at the meetings of non-management directors. As of Mr. Gant’s retirement at the upcoming annual meeting, a new Chairman of the Committee on the Board will be selected and a new presiding director for meetings of non-management directors will also be selected. The Committee on the Board reviews the performance of directors, recommends to the Board of Directors the selection of directors to be nominated, and recommends action to the Board of Directors on matters related to director compensation. The Committee on the Board met four times during fiscal year 2003.

In accordance with its charter, the Committee on the Board also prepares and delivers to the Board an annual evaluation of the performance and effectiveness of the Board and its committees for the prior fiscal year. The charter of the Committee on the Board is available on our website (www.strideritecorp.com). Each member of the Committee on the Board is “independent” within the meaning of the listing standards of the New York Stock Exchange and the rules of the SEC.

In addition, the Committee on the Board is also responsible for considering, selecting and nominating candidates for Board membership. The Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective candidate for the Board should notify our corporate Clerk or any member of the Committee in writing and include whatever supporting material the stockholder considers appropriate.

Once the Committee on the Board has identified a prospective candidate, the Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on information provided with the recommendation of the prospective candidate and the Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board, and the likelihood that the prospective candidate can satisfy the evaluation factors described below. The Committee may consider all facts and circumstances that it deems appropriate or advisable, including among other things, the following evaluation factors:

•	the skills of the prospective candidate and his or her breadth of business experience;

•	whether the prospective candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience;

•	the prospective candidate’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective candidate’s service on other public company boards; and

•	the prospective candidate’s independence under the listing standards of the New York Stock Exchange and the rules of the SEC.

In connection with this evaluation, the Committee on the Board determines whether to interview the prospective candidate, and, if warranted, one or more members of the Committee, and others as appropriate, interview prospective candidates in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board of Directors as to the candidates who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Compensation Committee. Our Board of Directors has established a Compensation Committee consisting currently of Messrs. Mori (Chairman), Gant and Slosberg. The members of the Compensation Committee are non-employee directors of Stride Rite. The Compensation Committee reviews executives’ salaries, administers various incentive compensation plans and recommends action to the Board of Directors on matters related to compensation for officers and other key employees of Stride Rite and its subsidiaries. The Compensation Committee met three times during fiscal year 2003. The Compensation Committee Report for the 2003 fiscal year is included in this proxy statement, commencing on page 20.

Investment Committee. Our Board of Directors has established an Investment Committee consisting of Messrs. Slosberg (Chairman), Orr and Van Saun and Ms. Goodman. The Investment Committee recommends the selection of independent investment managers for the investment of Stride Rite’s pension funds and reviews and monitors the performance of these pension funds. The Investment Committee also reviews Stride Rite’s short-term investment of its available funds. The Investment Committee met three times during fiscal year 2003.

Our Board of Directors may from time to time establish other special or standing committees to facilitate the management of Stride Rite or to discharge specific duties delegated to a committee by the full Board of Directors.

Information Regarding Executive Officers Who Are Not Directors

The following biographical descriptions set forth certain information with respect to our executive officers who are not directors, based on information furnished to Stride Rite by each executive officer. The following information is correct as of February 19, 2004.

Yusef Akyuz. Mr. Akyuz has served as Senior Vice President and Chief Information Officer of Stride Rite since November 2000. He previously was Vice President and Chief Information Officer at The Timberland Company, a footwear and apparel company, from June 1996 to November 2000. Mr. Akyuz is 53 years old.

Frank A. Caruso. Mr. Caruso has served as Chief Financial Officer of Stride Rite since May 2001. He previously served as Vice President – Finance and Operations from January 2001 until May 2001. Mr. Caruso was Vice President and Corporate Controller from January 1998 until June 2001. Mr. Caruso is 50 years old.

Peter J. Charles. Mr. Charles has served as Senior Vice President and General Manager of Stride Rite Sourcing International, Inc. since August 1999. He previously served as Senior Vice President, Sourcing, since he joined Stride Rite in December 1996. Mr. Charles is 39 years old.

Janet M. DePiero. Ms. DePiero has served as Senior Vice President of Human Resources of Stride Rite since April 2003. She previously served as Vice President of Human Resources of Stride Rite from March 1997 to April 2003, Director of Compensation and Benefits of Stride Rite from October 1995 to February 1997 and Manager of Compensation and Benefits of Stride Rite from December 1991 to September 1995. Ms. DePiero is 42 years old.

Gordon W. Johnson, Jr. Mr. Johnson has served as Treasurer of Stride Rite since February 2001. He previously served as Assistant Treasurer of Stride Rite from May 1988 to February 2001. Mr. Johnson is 49 years old.

Charles W. Redepenning, Jr. Mr. Redepenning has served as General Counsel, Clerk and Secretary of Stride Rite since March 1998 and President of Stride Rite International Corp. since December 1999. Mr. Redepenning is 47 years old.

Craig L. Reingold. Mr. Reingold has served as President of Sperry Top-Sider, Inc. since August 2001. Prior to joining Stride Rite, Mr. Reingold worked for Arroyo & Coates, a commercial real estate service company, from September 2000 to August 2001. Previous to that position, Mr. Reingold was Vice President of Sales for Ariat International, a footwear company, from July 1994 to September 2000. Mr. Reingold is 48 years old.

Pamela J. Salkovitz. Ms. Salkovitz has served as President of Stride Rite Children’s Group, Inc. since July 2002. Previous to this position, Ms. Salkovitz was President of Retail of Candies’ Inc. from June 2001 to May 2002, and Group President, Value Division of Nine West Group/Jones New York from 1996 to May 2001. Ms. Salkovitz is 45 years old.

Richard T. Thornton. Mr. Thornton has served as President and Chief Operating Officer of Stride Rite since July 2003. Previously, Mr. Thornton was President of Tommy Hilfiger Footwear, Inc. from January 2001 to July 2003, Vice President – Operations of Stride Rite from August 1999 to December 2000, and Senior Vice President – Finance, Operations and Merchandising of Tommy Hilfiger Footwear, Inc. from September 1998 to August 1999. Mr. Thornton is 51 years old.

Richard Woodworth. Mr. Woodworth has served as President of Tommy Hilfiger Footwear, Inc. since July 2003. Previously, Mr. Woodworth was Principal for his own consulting practice of Woodworth Group from 2000 to 2002 and President of League Enterprises for the National Hockey League from 1999 to 2000. Mr. Woodworth is 46 years old.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE STRIDE RITE CORPORATION 2001 STOCK OPTION AND INCENTIVE PLAN

Introduction

The Board of Directors has adopted an amendment to the 2001 Stock Option and Incentive Plan (the “2001 Plan”). The amendment adopted by the Board:

1.	Subject to approval by our stockholders, increases the maximum number of shares of stock reserved and available for issuance under the 2001 Plan to 6,000,000, of which 3,000,000 shares represent an increase over the number of shares previously reserved under the 2001 Plan;

2.	Prohibits the reduction in the exercise price of outstanding stock options and the repricing of stock options by cancellation and regrants;

3.	Specifies the minimum vesting period for awards of restricted stock, deferred stock and performance shares;

4.	Requires that any material amendment to the 2001 Plan (other than an amendment that curtails the scope of the 2001 Plan) be subject to approval by our stockholders;

5.	Prohibits Stride Rite from making a loan to any of our executive officers or directors in connection with the granting of an award under the 2001 Plan;

6.	Limits the ability of the administrator of the 2001 Plan to accelerate the vesting of certain awards; and

7.	Prohibits any awards being granted under the 2001 Plan after the date that is 10 years from the date of stockholder approval of the 2001 Plan.

The 2001 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, at its discretion, may grant a variety of stock incentive awards based on our common stock. Awards under the 2001 Plan include stock options (both incentive options and non-qualified options), deferred stock awards, restricted stock, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of common stock that currently can be issued under the 2001 Plan is 3,000,000 shares. If approved by our stockholders, the total number of shares that could be issued would be increased to 6,000,000. Of the total number of shares available, no more than 1,500,000 shares will be available for grants in the form of restricted stock, performance shares, deferred stock or unrestricted stock. Based solely upon the closing price of the common stock as reported on the New York Stock Exchange on February 19, 2004, the maximum aggregate market value of the securities to be issued under the 2001 Plan (taking into account the increase of 3,000,000 shares) would be $66,300,000. The shares that we issue under the 2001 Plan may be authorized but unissued shares, or shares that we reacquire. To the extent that awards under the 2001 Plan do not vest or otherwise revert to Stride Rite under certain circumstances, the shares of common stock represented by such awards may be the subject of subsequent awards.

To ensure that certain awards (e.g., stock options, restricted stock, performance shares, and deferred stock) granted to the top five named executive officers under the 2001 Plan qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the 2001 Stock Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria which may include any or all of the following: (1) our return on equity, assets, capital or investment; (2) our pre-tax or after-tax profit levels of any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing; (3) cash flow, funds from operations or similar measures; (4) total stockholder return; (5) changes in the market price of our common stock; (6) sales or market share; or (7) earnings per share. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of Section 162(m) of the Code, stock options with respect to no more than 500,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code may not exceed 500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle.

Reasons for the Amendment

The Board of Directors believes that the remaining number of shares available for issuance under the 2001 Plan is not sufficient for future granting needs under the 2001 Plan. As of February 19, 2004, there are 117,055 shares remaining available for future issuance under the 2001 Plan. The proposed amendment to the 2001 Plan to increase the number of shares is necessary to provide for an adequate number of shares available for grant under the 2001 Plan in the future. Accordingly, the Board of Directors has voted, subject to stockholder approval, to amend the 2001 Plan to increase the number of shares available for future grants.

The other amendments to the 2001 Plan that are listed under the heading “Introduction” above were adopted by the Board of Directors in order to fully comply with the new rules and regulations recently promulgated by the SEC and the New York Stock Exchange. While these amendments do not require stockholder approval, they are described in this proxy statement for your reference.

Summary of the 2001 Plan

The following description of certain features of the 2001 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2001 Plan and the amendment which is attached to this proxy statement as Exhibit B.

Plan Administration; Eligibility. The 2001 Plan may be administered by the Board of Directors or a Committee of not fewer than two non-employee directors.

The Committee has full power to select, from among those eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2001 Plan. The Committee may delegate Stride Rite’s Chief Executive Officer the authority to grant stock options to employees who are not executives.

Persons eligible to participate in the 2001 Plan will be those employees and other key persons, such as consultants and prospective employees, of Stride Rite and its subsidiaries who are responsible for or contribute to the management, growth or profitability of Stride Rite and its subsidiaries, as selected from time to time by the Committee. Our directors who are not employed by Stride Rite are not eligible for awards under the 2001 Plan.

Stock Options. The 2001 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify, or non-qualified options. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the common stock on the date of grant.

The term of each option will be fixed by the Committee and may not exceed 10 years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 2001 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments.

Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery (or attestation to the ownership) of shares of our common stock which are not subject to any restrictions and which have been held by the optionee for at least six months or which were purchased in the open market by the optionee. The exercise price may also be delivered to Stride Rite by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional Federal tax requirements, including limits on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Restricted Stock. The Committee may also award shares of common stock to participants subject to such conditions and restrictions as the Committee may determine, or restricted stock. These conditions and restrictions may include the achievement of certain performance goals (as summarized under the heading “Introduction” above) and/or continued employment with Stride Rite through a specified restricted period. The minimum vesting period is three years in the case of vesting based on the passage of time, or one year in the case of vesting based on the achievement of performance goals. The purchase price of shares of restricted stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the employees will forfeit their awards of restricted stock.

Deferred Stock Awards. The Committee may also award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of our common stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized under the heading “Introduction” above) and/or continued employment with Stride Rite through a specified vesting period. The minimum vesting period is three years in the case of vesting based on the passage of time, or one year in the case of vesting based on the achievement of performance goals. During the deferral period, subject to terms and conditions imposed by the Committee, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the Committee, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 2001 Plan, or unrestricted stock. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to such employees and key persons.

Performance Share Awards. The Committee may also grant performance share awards to participants entitling the recipient to receive shares of our common stock upon the achievement of individual or company performance goals (as summarized under the heading “Introduction” above) and such other conditions as the Committee shall determine, or performance share awards. The minimum vesting period for a performance share award is one year.

Dividend Equivalent Rights. The Committee may grant dividend equivalent rights, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the 2001 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under Stride Rite’s dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of Stride Rite or similar event, the Committee, in its discretion, may provide for substitution or adjustments of outstanding options, or may terminate all unvested options with or without payment of cash consideration.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2001 Plan and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder’s consent. Except in connection with a reorganization of Stride Rite or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or effect repricing of an outstanding stock option through cancellation or regrants. All material amendments to the 2001 Plan must be approved by our stockholders. Further, amendments to the 2001 Plan shall be subject to approval by our stockholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under 2001 Plan awards qualifies as performance-based compensation under Section 162(m) of the Code.

Change of Control Provisions. The 2001 Plan provides that in the event of a “Change of Control” (as defined in the 2001 Plan) of Stride Rite, all stock options shall automatically become fully exercisable. In addition, conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived. All other conditions will continue to apply unless otherwise provided in the applicable award.

Effective Date of 2001 Plan

The 2001 Plan first became effective April 12, 2001. If stockholders approve the proposed amendment to increase the maximum number of shares reserved and available for issuance, then awards may be granted under the 2001 Plan until the date that is 10 years from the date of such stockholder approval.

New Plan Benefits

Approximately 89 employees are currently eligible to participate in the 2001 Plan. The number of shares that may be granted to executive officers and non-executive officers is undeterminable at this time, as such grants are subject to the discretion of the Committee. The 2001 Plan does not provide for grants of awards to directors.

Tax Aspects Under the U.S. Internal Revenue Code

The following discussion summarizes certain material U.S. federal income tax consequences of option grants under the 2001 Plan. The discussion below does not address all U.S. federal income tax consequences or any state or local tax consequences.

Incentive Options. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an incentive option. If an employee exercises an incentive option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and Stride Rite will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a “disqualifying disposition”), the employee generally will realize ordinary income in the year of disposition, and Stride Rite will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee’s ordinary income (and Stride Rite’s deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an incentive option may subject the employee to the alternative minimum tax.

Special rules apply if an employee surrenders shares of common stock in payment of the exercise price of his incentive option.

An incentive option that is exercised by an employee more than three months after an employee’s employment terminates will be treated as a non-qualified option for federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month exercise period rule does not apply.

Non-Qualified Options. There are no federal income tax consequences to either the optionee, or to Stride Rite on the grant of a non-qualified option. On the exercise of a non-qualified option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the common stock received on the exercise date over the option price of the shares. The optionee’s tax basis for the shares acquired upon exercise of a non-qualified option is increased by the amount of such taxable income. Stride Rite will be entitled to a federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a non-qualified option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

Special rules apply if an optionee surrenders shares of common stock in payment of the exercise price of a non-qualified option.

Parachute Payments. The vesting of any portion of any award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated award to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Stride Rite, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Stride Rite’s Deductions. As a result of Section 162(m) of the Code, Stride Rite’s federal tax deduction for certain awards under the 2001 Plan may be limited to the extent that the Chief Executive Officer or any other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

Vote Required

The affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for approval and adoption of the amendment to the 2001 Plan. Abstentions shall be included in determining the number of shares present and entitled to vote on the proposal, thus having the effect of a vote against the proposal. Broker non-votes are not counted in determining the number of shares of common stock present and entitled to vote and will therefore have no effect on the outcome.

Recommendation

Our Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of Stride Rite by encouraging and enabling the officers and other employees of Stride Rite and its subsidiaries, upon whose judgment, initiative and efforts we largely depend on for the successful conduct of our business, to acquire a proprietary interest in Stride Rite. Our Board of Directors anticipates that providing such persons with a direct stake in Stride Rite will assure a closer identification of the interests of participants in the 2001 Plan with those of Stride Rite, thereby stimulating their efforts on our behalf and strengthening their desire to remain with Stride Rite.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE AMENDMENT TO THE 2001 PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3: RATIFICATION OF THE SELECTION OF AUDITORS

Introduction

Our Board of Directors, upon the recommendation of the Audit Committee, has selected the accounting firm of PricewaterhouseCoopers LLP to serve as independent auditors of Stride Rite for the fiscal year ending December 3, 2004. PricewaterhouseCoopers LLP has served as our independent auditors since 1972 and is considered by management of Stride Rite to be well qualified. We have been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in Stride Rite or any of its subsidiaries in any capacity. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Although Stride Rite is not required to submit the ratification and approval of the selection of its independent auditors to a vote of stockholders, our Board of Directors believes that it is sound policy to do so. In the event that the vote of the majority of shares present and entitled to vote on the proposal are against the selection of PricewaterhouseCoopers LLP, the directors will consider the vote and the reasons therefore in future decisions on the selection of independent auditors.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Directors of Stride Rite who are also employees receive no additional compensation for their services as directors. Under Stride Rite’s 1998 Non-Employee Director Stock Ownership Plan (the “1998 Directors Plan”), each non-employee director receives an annual retainer of $40,000, payable either all in shares of our common stock or one-half in cash and one-half in shares of our common stock at the discretion of the director, in either case payable in increments of one-quarter of such amount at the beginning of each fiscal quarter. The actual number of shares of common stock is calculated based on the closing price of our common stock on the last day of the preceding fiscal quarter. Each non-employee director receives each year an option to purchase 5,000 shares of our common stock on the first business day following the annual meeting of stockholders. Each option has a term of ten years from the date of grant and becomes exercisable in three installments: 1,600 shares on the first anniversary of the grant and 1,700 shares on each of the second and third anniversaries of the grant. In addition, new non-employee directors receive option grants for up to 5,000 shares upon initial election to the Board of Directors with the amount of such grant based on the number of months remaining prior to the next annual meeting of stockholders. These options also have a term of ten years and vest proportionately on each of the first, second and third anniversaries of the grant. Also, each non-employee director who is also a committee chairman receives additional annual compensation of $5,000 except the Audit Committee chairman who receives additional annual compensation of $10,000. Such additional compensation is payable under the same terms as the annual retainer. Each non-employee director may defer his or her annual retainer and additional compensation as a committee chairman with the cash portion, if any, deferrable in a cash deferred account and the stock option portion deferrable in phantom stock units of our common stock.

Executive Compensation

Summary Compensation Table. The following table sets forth the compensation earned during the three most recent fiscal years by the Chief Executive Officer and each of the other four most highly compensated executive officers of Stride Rite during fiscal year 2003 (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($) (2)		Options (#)	All Other Compensation ($) (3)

David M. Chamberlain	2003	675,026	189,970	—		125,000	4,827
Chairman and Chief	2002	630,024	—	—		100,000	4,652
Executive Officer	2001	600,023	—	—		—	4,930

Richard T. Thornton	2003	354,180	202,475	—		125,000	6,908
President and Chief Operating	2002	260,009	204,750	—		75,000	4,981
Officer	2001	240,112	189,000	—		35,000	6,258

Pamela J. Salkovitz (4)	2003	350,013	166,615	—		15,000	691
President, Stride Rite	2002	134,171	—	6,028	(5)	75,000	288
Children’s Group, Inc. (6)	2001	—	—	—		—	—

Craig L. Reingold (7)	2003	260,010	112,788	—		60,000	691
President, Sperry	2002	240,009	170,270	24,011	(5)	20,000	691
Top-Sider, Inc. (6)	2001	80,003	63,000	—		40,000	336

Charles W. Redepenning, Jr.	2003	262,510	92,390	—		50,000	6,691
General Counsel, Secretary,	2002	252,510	48,036	—		50,000	6,191
Clerk and President, Stride Rite International Corp. (6)	2001	245,009	64,313	—		45,000	6,258

(1)	Amounts awarded under the Annual Incentive Compensation Plan for the respective fiscal years. The amount awarded to Mr. Reingold for 2001 was guaranteed pursuant to Mr. Reingold’s employment arrangement with the Company.
(2)	Amounts for executive perquisites and other personal benefits, securities or property are not shown where the aggregate dollar amount per executive is the lesser of either $50,000 or 10% of the total of annual salary and bonus of such executive.
(3)	Amounts awarded include (i) Stride Rite contributions to the executive’s Employee Savings and Investment Plan account of $3,675, $3,500 and $3,250 for Mr. Chamberlain for fiscal years 2003, 2002 and 2001, respectively; $6,217, $4,290 and $5,250 for Mr. Thornton for fiscal years 2003, 2002 and 2001, respectively; and $6,000, $5,500 and $5,250 for Mr. Redepenning for fiscal years 2003, 2002 and 2001, respectively; and (ii) amounts of insurance premiums paid by Stride Rite for term life insurance for the benefit of the executive of $1,152, $1,152 and $1,680 for Mr. Chamberlain for fiscal years 2003, 2002 and 2001, respectively; $691, $691 and $1,008 for Mr. Thornton for fiscal years 2003, 2002 and 2001, respectively; $691 and $288 for Ms. Salkovitz for fiscal years 2003 and 2002, respectively; $691, $691 and $336 for Mr. Reingold for fiscal years 2003, 2002 and 2001, respectively; and $691, $691 and $1,008 for Mr. Redepenning for fiscal years 2003, 2002 and 2001, respectively.
(4)	Ms. Salkovitz began her employment with Stride Rite on July 15, 2002.
(5)	Amounts reimbursed by Stride Rite for the payment of taxes on non-deductible relocation expenses.
(6)	Each of Stride Rite Children’s Group, Inc., Sperry Top-Sider, Inc. and Stride Rite International Corp. are subsidiaries of Stride Rite.
(7)	Mr. Reingold began his employment with Stride Rite on August 1, 2001.

Option Grants. The following table sets forth the stock options granted to the Chief Executive Officer and each of the named executive officers pursuant to The Stride Rite Corporation 2001 Stock Option and Incentive Plan (the “2001 Plan”) during fiscal year 2003. All stock options were granted at an exercise price equal to the fair market value on the date of grant.

OPTION GRANTS FOR FISCAL YEAR 2003

Name	No. of Shares Underlying Options Granted	% of Total Options Granted	Option Price	Option Date Market Value	Expiration Date	Grant Date Valuation (1)

David M. Chamberlain	125,000	10.8	$7.98	$7.98	12/18/2012	$306,238

Richard T. Thornton	75,000	6.5	$7.98	$7.98	12/18/2012	$183,743

Richard T. Thornton	50,000	4.3	$10.23	$10.23	7/09/2013	$153,500

Pamela J. Salkovitz	15,000	1.3	$7.98	$7.98	12/18/2012	$36,749

Craig L. Reingold	60,000	5.2	$7.98	$7.98	12/18/2012	$146,994

Charles W. Redepenning, Jr.	50,000	4.3	$7.98	$7.98	12/18/2012	$122,495

(1)

Calculated using the Black-Scholes pricing model. The assumptions used in determining the valuation of these options using this methodology are as follows: average expected life of options of 4.5 years; risk-free interest rate of 3.01 percent for the options granted on December 18, 2002 and 2.48 percent for the option granted on July 9, 2003; a volatility factor of .41; and a dividend yield of 2.5 percent. The actual value, if any, that an executive officer may realize will depend on the continued employment of the executive officer holding the option through its vesting period, and the excess of the market price over the exercise price on the date the option is exercised so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes pricing model, which is based on assumptions as to the variables of stock price volatility, future dividend yield, interest rates, and other factors.

Option Exercises and Year-End Holdings. The following table sets forth the aggregated number of options to purchase shares of common stock exercised by the Chief Executive Officer and each of the named executive officers during fiscal year 2003 and the number of shares of common stock covered by the stock options held by each of these officers as of November 28, 2003. The value of unexercised in-the-money options is based on the closing price of a share of common stock, as reported on the New York Stock Exchange – Composite, on November 28, 2003, of $11.57, minus the exercise price, multiplied by the number of shares underlying the options. An option is “in-the-money” if the fair market value of the shares of common stock underlying the option exceeds the option exercise price.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End
			Exercisable	Unexercisable	Exercisable	Unexercisable

David M. Chamberlain	—	—	533,334	191,666	$2,521,170	$796,080

Richard T. Thornton	—	—	81,667	186,666	$397,968	$658,813

Pamela J. Salkovitz	—	—	25,000	65,000	$99,250	$252,350

Craig L. Reingold	—	—	33,334	86,666	$85,136	$310,064

Charles W. Redepenning, Jr.	20,000	$129,394	76,667	98,333	$307,135	$432,965

Equity Compensation Plan Information

The following table provides information as of November 28, 2003 regarding compensation plans (including individual compensation arrangements) under which equity securities of Stride Rite are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price or outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Plan Category	(a)		(b)		(c)

Equity compensation plans approved by security holders	4,201,316	(1)	$7.63	(2)	1,570,484	(3)

Equity compensation plans not approved by security holders	N/A		N/A		N/A

Total	4,201,316		$7.63		1,570,484

(1)	Column (a) includes the options and phantom stock granted under the Stride Rite Corporation 1975 Executive Incentive Stock Purchase Plan, The Stride Rite Corporation 1994 Non-Employee Director Stock Option Plan, The Stride Rite Corporation 1995 Long-Term Growth Incentive Plan, The Stride Rite Corporation 1998 Stock Option Plan, the 1998 Directors’ Plan and the 2001 Plan. Column (a) does not include outstanding options under The Stride Rite Corporation Amended and Restated Employee Stock Purchase Plan (the “ESPP”), which has a shareholder approved reserve of 6,140,000 shares. Under the ESPP, each eligible employee may purchase a limited number of shares of Stride Rite common stock at semi-annual intervals each year at a purchase price per share equal to 85% of the fair market value of Stride Rite’s common stock as of either the beginning or ending date of the semi-annual purchase period.
(2)	Column (b) does not include information regarding weighted average exercise price of outstanding options under the ESPP because they are not determinable or phantom shares under the 1998 Directors’ Plan because they do not have an exercise price.
(3)	Column (c) includes 483,917 shares available for future issuance under the ESPP, 274,772 shares available for future issuance under the 1998 Directors’ Plan and 811,795 shares available for future issuance under the 2001 Plan.

Employment Agreements

On November 4, 1999, Stride Rite entered into an employment agreement with David M. Chamberlain in connection with his appointment as Chairman of the Board and Chief Executive Officer of Stride Rite. Under its terms, the agreement expired on November 30, 2002 when neither party exercised its right to extend the agreement’s term. Going forward, Mr. Chamberlain’s compensation and benefits will be determined by the Compensation Committee of the Board of Directors consistent with the policies applicable to all senior executives of Stride Rite.

Change of Control Employment Agreements

Stride Rite has entered into change of control employment agreements with each of the named executive officers in the summary compensation table and with certain other executive officers. The change of control employment agreements are for two-year terms, which terms extend for one year upon each anniversary unless a notice not to extend is given by Stride Rite. These agreements provide generally that the executive’s terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after a change of control of Stride Rite. If Stride Rite terminates the executive’s employment (other than for cause, death, disability or retirement) or if the executive terminates for good reason during such two-year period (or upon certain terminations within 18 months prior to a change of control in connection with or in anticipation of a change of control), Stride Rite must provide certain specified severance benefits. For purposes of the agreements, a change of control shall mean, subject to the conditions and exceptions specified in the change of control employment agreements, (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities of Stride Rite where such acquisition causes such acquiror to own twenty percent (20%) or more of the common stock or the combined voting power of the then outstanding voting securities of Stride Rite entitled to vote generally in the election of directors; (2) individuals who, as of February 12, 1998, constitute the Board of Directors cease to constitute at least a majority of the Board of Directors; (3) consummation of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the assets of Stride Rite or the acquisition of assets of another entity; or (4) approval by the stockholders of Stride Rite of a complete liquidation or dissolution of Stride Rite.

Severance benefits under the agreements with each of the named executive officers include either (1) two times the sum of the executive’s base salary, target bonus, and dividend equivalents under the 1975 Executive Incentive Stock Purchase Plan (the “1975 Plan”) and two years of continued benefit insurance plan coverage or (2) three times the sum of the executive’s base salary, target bonus, and dividend equivalents under the 1975 Plan and three years of continued benefit insurance plan coverage. The value of additional retirement benefits that would have been earned by the executive had he or she remained in Stride Rite’s employ for an additional period of two, or if applicable, three years, would also be paid to the executive. In addition, the executives are entitled to receive an additional payment in an amount sufficient to make them whole for any excise tax on excess parachute payments imposed under Section 4999 of the Code. The agreements also provide for the lapse upon a change of control of all restrictions on options granted under the 1975 Plan, the 1995 Long-Term Growth Incentive Plan (the “1995 Plan”), the 1998 Stock Option Plan, and the 2001 Plan.

Retirement Income Plan

The Stride Rite Corporation Retirement Income Plan, as amended effective as of January 1, 2002 (the “Retirement Plan”), is a non-contributory defined benefit pension plan. For salaried, management, sales and non-production hourly employees, the Retirement Plan covers basic compensation received from Stride Rite and its participating subsidiaries, excluding overtime payments, commissions, bonuses and any other additional compensation; and for commissioned sales personnel whose compensation is derived wholly from commissions, the Retirement Plan covers 80% of the commissions received (the “Earnings”). The Retirement Plan provides for an annual pension at normal retirement age, 65 (with a minimum of five years of service), determined as follows: (1) for credited service (the “Credited Service”) prior to January 1, 1984, 1% of average annual Earnings (based on 1981, 1982 and 1983 Earnings) up to $9,000 and 1.75% of average annual Earnings in excess of $9,000 multiplied by the number of years of Credited Service prior to January 1, 1984; plus (2) for Credited Service after January 1, 1984 but prior to January 1, 1989, 1.25% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service; plus (3) for Credited Service after January 1, 1989, 1.35% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service. If the total number of years of Credited Service exceeds 34 years, an amount equal to 1.80% of annual Earnings for each additional year of service will be added to the retirement benefit.

The following table shows, as to each of the named executive officers, (1) the number of years of Credited Service as of February 19, 2004 and (2) estimated annual benefits payable upon retirement at age 65. The amounts presented are on a straight-life annuity basis, but alternative methods of payment are available at the option of the participant. In no event shall benefits payable under the Retirement Plan exceed the maximum allowed under the Employee Retirement Income Security Act of 1974, as amended. The benefit payment under the Retirement Plan is not subject to any deductions for Social Security benefits or other offset amounts.

Name	Number of Years of Credited Service as of February 19, 2004	Estimated Annual Benefits Payable Upon Retirement At Age 65 (1)
David M. Chamberlain	4	$33,462
Richard T. Thornton	5	$74,424
Pamela J. Salkovitz	1	$84,546
Craig L. Reingold	16	$100,020
Charles W. Redepenning, Jr.	5	$88,076

(1)	Assumes continued service until age 65 at current salary levels.

Stock Performance Graph

The following graph provides a comparison of cumulative total stockholder return on our common stock, based on the market price of the common stock and assuming reinvestment of dividends, with the cumulative total return of companies in the Standard & Poor’s Small Cap 600 Index, and the Standard & Poor’s Footwear—Small Cap Index (the current performance indicator of peer group companies), for a period of five fiscal years commencing November 28, 1997 and ending November 28, 2003. The Standard & Poor’s Footwear—Small Cap Index consists of Brown Shoe Company, Inc., K-Swiss Inc.—Class A, Wolverine World Wide, Inc. and Stride Rite.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is currently comprised of three non-employee directors: Mr. Frank R. Mori, Committee Chairman, and Messrs. Donald R. Gant and Myles J. Slosberg. The Compensation Committee reviews and oversees Stride Rite’s various incentive plans, evaluates performance and reviews compensation levels and other related matters for Stride Rite’s senior executives. When evaluating the performance of Stride Rite’s senior executives, the Compensation Committee reviews with the full Board of Directors in detail all aspects of compensation for the senior executives, including the five individuals named in the summary compensation table. The Compensation Committee met three times in fiscal year 2003.

Compensation Philosophy. The Compensation Committee’s strategy is to align Stride Rite’s executive compensation program with corporate performance and stockholder returns. The Compensation Committee considers the following objectives when evaluating Stride Rite’s executive compensation programs:

•	Offering competitive base salaries to attract and retain well-qualified, experienced executives;

•	Linking cash-based incentive compensation to corporate performance goals and individual performance; and

•	Linking senior executive long-term compensation to consistent appreciation in the price of Stride Rite’s common stock through stock option grants.

In achieving these objectives, the Compensation Committee analyzes Stride Rite, divisional and individual performance, competitive executive compensation packages and stock performance. The Compensation Committee periodically retains the services of consulting firms specializing in executive compensation to review the competitiveness of Stride Rite’s executive compensation programs with respect to other public corporations with whom Stride Rite competes for executive talent. Stride Rite’s competitors for executive talent are not necessarily the same companies that would be included in a peer group established to compare stockholder returns because Stride Rite may require executives to have skills and perspectives from a broader range of backgrounds.

The three major components of Stride Rite’s executive compensation for fiscal year 2003 were: base salary, annual incentive compensation and stock options, each of which is described in more detail below. The Compensation Committee also evaluates the total compensation package of each executive officer, including pension benefits, insurance, severance plans and other benefits.

Base Salary. The Compensation Committee establishes base salaries for executive officers by evaluating the responsibilities of the position, the level of experience of the executive officer, and competitive market data on comparable executive officer positions.

The Compensation Committee reviews the base salaries of Stride Rite’s senior executives annually. Salary increases are based on the overall performance of Stride Rite and of each executive officer individually, and on the financial results of the executive’s particular business unit. The Compensation Committee also evaluates market data in determining base salary levels for each executive, and targets base salary levels at approximately the median level among footwear competitors of like size. The final determination is subjectively made based on these criteria.

Annual Incentive Compensation. Pursuant to the annual incentive compensation plans in effect for fiscal year 2003, the Compensation Committee established individual participation and target bonuses based on the performance of particular business units and the nature and scope of responsibilities of each participant. Bonuses were earned based on comparing actual fiscal year 2003 performance against established business and financial goals. The performance goals were approved by the full Board of Directors in November 2002, and included a threshold consolidated pre-tax income goal, a consolidated pre-tax income goal and divisional pre-tax sales and return on investment goals. For fiscal year 2003, Stride Rite met the minimum threshold for payments under the incentive plans. Stride Rite also achieved certain of its consolidated corporate goals and bonus payouts were made to plan participants who had performance goals tied to such consolidated results. The Stride Rite Children’s Group, Tommy Hilfiger Footwear, Sperry Top-Sider and Stride Rite International divisions all met or exceeded their divisional goals and bonus payments were made to plan participants who had performance goals tied to those groups.

Stock Options. Under the 2001 Plan, the Compensation Committee is authorized to grant options to purchase common stock with an exercise price equal to the market price of the common stock on the date of the grant. The Compensation Committee has established guidelines for the number of options to be granted at various executive levels, based on competitive practices, the duties and scope of responsibilities of each executive’s position, and the amount and terms of options already held by each executive.

Compensation of the Chief Executive Officer. Mr. Chamberlain was elected Chairman and Chief Executive Officer of Stride Rite by the Board of Directors on November 4, 1999, effective as of November 15, 1999. In evaluating his compensation package, the Compensation Committee used market data on compensation levels, including all forms of incentive compensation, from industry competitors of like size. Mr. Chamberlain’s annual base salary for fiscal year 2003 was set at $675,000. Mr. Chamberlain is eligible to receive incentive compensation under the Senior Executive Annual Incentive Plan, targeted at 50% of his base salary. Payment to Mr. Chamberlain of additional compensation under this plan is based on the attainment of certain financial goals established by the Board of Directors in November 2002. Because Stride Rite achieved certain of these financial goals, Mr. Chamberlain received a bonus in the amount of $189,970 for fiscal year 2003.

The Compensation Committee awarded Mr. Chamberlain non-qualified stock options to purchase shares of common stock as follows:

Grant Date	Number of Shares	Price per Share
November 3, 1999	500,000	$ 6.875
December 14, 2001	100,000	$ 6.36
December 18, 2002	125,000	$ 7.98
December 15, 2003	90,000	$11.10

Such options vest as to one-third on each of the first, second and third anniversaries of the date of the grant, with the exception of the November 3, 1999 grant, of which 100,000 shares vested on November 15, 1999 and the balance vested one third on each of the first, second and third anniversary of November 15, 1999. The price per share of each grant was the closing price of Stride Rite’s common stock on the New York Stock Exchange on the date of the grant.

Internal Revenue Code Section 162(m). Pursuant to Section 162(m) of the Code, publicly traded corporations are not permitted to deduct most compensation exceeding $1,000,000 paid to certain top executives, unless the compensation qualifies as “performance based compensation” or is otherwise exempt under Section 162(m). All compensation paid to the named executives of Stride Rite in fiscal year 2003 was deductible for federal income tax purposes.

Conclusion. As outlined in the compensation plans described above, a substantial portion of Stride Rite’s executive compensation is directly linked to individual and corporate performance and stock price appreciation, in accordance with Stride Rite’s stated compensation philosophy. As Stride Rite moves forward to create stockholder value, the Compensation Committee will continue to monitor and evaluate its strategy for executive compensation.

COMPENSATION COMMITTEE

Frank R. Mori (Chairman)

Donald R. Gant

Myles J. Slosberg

Compensation Committee Interlocks and Insider Participation

Myles J. Slosberg served as Interim Chief Executive Officer of Stride Rite from July 1999 to November 1999. No other member of the Compensation Committee has served as an officer or employee of Stride Rite nor has any other business relationship or affiliation with Stride Rite, except for service as a director. None of such persons had any relationships with Stride Rite requiring disclosure under applicable rules and regulations.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Stride Rite’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In addition, Stride Rite’s independent auditors and not the Audit Committee are responsible for auditing those financial statements and expressing their opinion on whether the financial statements conform to generally accepted accounting principles. The Audit Committee members are not professionally engaged in accounting or auditing and are not experts in these fields. The Audit Committee therefore relies without independent verification on the representations of management and the expert opinions and advice of Stride Rite’s independent accountants.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended November 28, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed with PricewaterhouseCoopers LLP, Stride Rite’s independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Stride Rite’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Stride Rite including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as may be modified or supplemented.

The Audit Committee discussed with Stride Rite’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Stride Rite’s internal controls, and the overall quality of Stride Rite’s financial reporting. The Audit Committee held six meetings during fiscal year 2003.

During fiscal years 2002 and 2003, the Audit Committee pre-approved all audit and non-audit services provided by our independent auditors. The following table presents fees for audit services rendered by PricewaterhouseCoopers LLP for the audit of Stride Rite’s annual financial statements for the fiscal year ended November 28, 2003 and November 29, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

Fees	Fiscal Year Ended November 28, 2003	Fiscal Year Ended November 29, 2002
Audit Fees (1)	$394,900	$374,600
Audit-Related Fees (2)	88,200	30,100
Tax Fees (3)	5,000	—
All Other Fees	—	—

Total	$488,100	$404,700

(1)	The audit fees for the years ended November 28, 2003 and November 29, 2002 were for professional services rendered for the audits of the consolidated financial statements of the Company and a statutory audit.

(2)	The Audit Related fee as of the year ended November 28, 2003 was for assurance and related services including employee benefit plan audits, attestation services not required by statute or regulation, and advisory services related to Section 404 of the Sarbanes-Oxley Act. The Audit Related fee as of the year ended November 29, 2002 was for assurance and related services including employee benefit plan audits and attestation services not required by statute or regulation.
(3)	Tax services for the year ended November 28, 2003 include services for technical advice.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining PricewaterhouseCoopers’ independence. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees up to a maximum for any one non-audit service of US$15,000, provided that the Chairman shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

The directors who serve on the Audit Committee are all “independent” for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of the directors who serve on the Audit Committee has a relationship to Stride Rite that may interfere with his or her independence from Stride Rite or its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 28, 2003 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended the selection of PricewaterhouseCoopers as Stride Rite’s independent auditors.

AUDIT COMMITTEE

Bruce Van Saun (Chairman)

Christine M. Cournoyer

Shira D. Goodman

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Beneficial Ownership Table

The following table shows the amount of common stock of Stride Rite beneficially owned as of February 19, 2004 (unless otherwise indicated) by:

•	each director;

•	the Chairman of the Board and Chief Executive Officer, and the four most highly compensated executive officers of Stride Rite during fiscal year 2003 (the “named executive officers”);

•	all directors and executive officers of Stride Rite as a group; and

•	each person known by Stride Rite to hold more than 5% of our outstanding common stock.

On February 19, 2004, there were 39,585,290 shares of our common stock outstanding. The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the individual or entity has sole or shared voting power or investment power and (2) any shares of common stock which could be purchased by the exercise of options at or within 60 days of February 19, 2004.

Name and Business Address of Beneficial Owner*	Shares of Common Stock Beneficially Owned (1)		Percent of Class
FMR Corporation 82 Devonshire Street Boston, MA 02109	3,898,900	(2)	9.9%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94015	2,350,557	(3)	5.9%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,197,200	(4)	5.6%
David M. Chamberlain	618,334	(5)	1.6%
Christine M. Cournoyer	30,164	(6),(7)	*	*
Donald R. Gant	111,620	(8),(9),(10)	*	*
Shira D. Goodman	7,053	(11)	*	*
Frank R. Mori	57,055	(8),(9)	*	*
James F. Orr III	12,420	(12)	*	*
Myles J. Slosberg	209,109	(8),(9),(13)	*	*
Bruce Van Saun	27,691	(14),(15)	*	*
Charles W. Redepenning, Jr.	138,874	(16)	*	*
Craig L. Reingold	60,783	(17)	*	*
Pamela J. Salkovitz	32,834	(18)	*	*
Richard T. Thornton	144,573	(19)	*	*
The directors and executive officers listed above and other executive officers as a group (18 persons)	2,023,669	(20)	5.1%

*	Unless otherwise indicated, the address is c/o The Stride Rite Corporation, 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420-9191.
**	Less than 1%.
(1)	With respect to nominees, directors and executive officers, based on information furnished by the nominee, director or executive officers listed. Unless otherwise indicated, the persons listed above have sole voting and dispositive power with respect to shares beneficially owned.
(2)	According to a Schedule 13G filed with the SEC on February 17, 2004 by FMR Corp., such entity beneficially owned 3,898,900 shares of Stride Rite’s common stock as of December 31, 2003. According to such Schedule 13G, such entity had sole power to vote or direct the vote with respect to 2,665,200 shares and sole power to dispose or direct the disposition with respect to 3,898,900 shares. According to such Schedule 13G, 1,233,700 shares are beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, which acts as investment adviser to various companies, 1,521,000 shares are beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Exchange Act, as amended, and 1,144,200 shares are beneficially owned by Fidelity International Limited. Each of Edward C. Johnson 3d, FMR Corp., through its control of Fidelity Management & Research Company, and the Fidelity Funds has sole power to dispose of the 1,233,700 shares owned by the Fidelity Funds. Each of Mr. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, has sole dispositive power over the 1,521,000 shares beneficially owned by Fidelity Management Trust Company and sole power to vote or direct the voting of 1,521,000 such shares. Fidelity International Limited has sole power to vote and dispose of 1,144,200 shares.
(3)	According to a Schedule 13G filed with the SEC on February 17, 2004 by Barclays Global Investors, N.A., such entity beneficially owned 1,502,804 shares of Stride Rite’s common stock as of December 31, 2003. According to such Schedule 13G, such entity had sole power to vote or direct the vote with respect to 1,244,321 shares and sole power to dispose or direct the disposition with respect to 1,244,321 shares. According to such Schedule 13G, 678,053 shares are beneficially owned by Barclays Global Fund Advisors, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, which acts as investment adviser to various companies and such entity has sole power to vote or direct the vote and sole power to dispose or direct the disposition of the 678,053 shares. According to Schedule 13G, 83,700 shares are beneficially owned by Barclays Bank plc, a bank as defined in Section 3(a)(6) of the Exchange Act, as amended, who has sole power to vote or direct the vote and sole power to dispose or direct the disposition of those shares, and 86,000 shares are beneficially owned by Barclays Capital, Inc., who has sole power to vote or direct the vote and sole power to dispose or direct the disposition of those shares.
(4)	According to a Schedule 13G filed with the SEC on February 6, 2004 by Dimensional Fund Advisors, Inc., such entity beneficially owned 2,197,200 shares of Stride Rite’s common stock as of December 31, 2003, of which such entity had sole power to vote or direct the vote and to dispose or direct the disposition of all such shares.
(5)	Includes currently exercisable options to purchase 500,000 shares granted to Mr. Chamberlain under the 1998 Stock Option Plan and 108,334 shares granted to Mr. Chamberlain under the 2001 Plan.
(6)	Includes 17,764 phantom stock units credited to Ms. Cournoyer’s account pursuant to the Deferred Compensation Plan for Directors.
(7)	Includes currently exercisable options to purchase 12,400 shares, granted to Ms. Cournoyer pursuant to the 1998 Directors’ Plan.
(8)	Includes currently exercisable options to purchase 24,900 shares, granted to Messrs. Gant, Mori and Slosberg pursuant to the 1998 Directors’ Plan.

(9)	Includes currently exercisable options to purchase 5,000 shares, granted to Messrs. Gant, Mori and Slosberg pursuant to the Company’s 1994 Non-Employee Director Stock Ownership Plan (the “1994 Directors’ Plan”).
(10)	Includes 43,317 phantom stock units credited to Mr. Gant’s account pursuant to the Deferred Compensation Plan for Directors.
(11)	Includes currently exercisable options to purchase 3,200 shares granted to Ms. Goodman pursuant to the 1998 Directors’ Plan.
(12)	Includes 2,420 phantom stock units credited to Mr. Orr’s account pursuant to the Deferred Compensation Plan for Directors.
(13)	Includes 20,079 phantom stock units credited to Mr. Slosberg’s account pursuant to the Deferred Compensation Plan for Directors. Also includes 89,400 shares of common stock held in an irrevocable trust created on December 2, 1942 of which Mr. Slosberg’s father was the settlor and Mr. Slosberg is one of two trustees, for the benefit of Mr. Slosberg’s mother and for Mr. Slosberg and his siblings. Mr. Slosberg disclaims beneficial ownership of these 89,400 shares of common stock.
(14)	Includes 16,091 phantom stock units credited to Mr. Van Saun’s account pursuant to the Deferred Compensation Plan for Directors.
(15)	Includes currently exercisable options to purchase 11,600 shares granted to Mr. Van Saun pursuant to the 1998 Directors’ Plan.
(16)	Includes 75,000 shares Mr. Redepenning is entitled to purchase under the 1998 Stock Option Plan and 50,001 shares Mr. Redepenning is entitled to purchase under the 2001 Stock Option and Incentive Plan.
(17)	Includes 60,001 shares Mr. Reingold is entitled to purchase under the 2001 Stock Option and Incentive Plan.
(18)	Includes 30,000 shares Ms. Salkovitz is entitled to purchase under the 2001 Stock Option and Incentive Plan.
(19)	Includes 68,333 shares Mr. Thornton is entitled to purchase under the 1998 Stock Option Plan and 75,000 shares Mr. Thornton is entitled to purchase under the 2001 Stock Option and Incentive Plan.
(20)	Includes 45,988 shares and currently exercisable options to purchase 43,500 shares under the 1995 Plan, 264,000 shares under the 1998 Stock Option Plan, and 219,671 shares under the 2001 Stock Option and Incentive Plan beneficially owned by executive officers not separately listed above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Stride Rite’s executive officers and directors and persons beneficially owning more than 10% of the outstanding common stock of Stride Rite to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of the outstanding common stock are required by SEC regulation to furnish Stride Rite with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such forms furnished as provided above, and written representations that no other forms were required during the fiscal year 2003, all Section 16(a) filing requirements applicable to Stride Rite’s executive officers, directors and beneficial owners of greater than 10% of the outstanding common stock were complied with in fiscal year 2003.

OTHER MATTERS

Expenses of Solicitation

The solicitation of proxies will be principally by mail, and may be followed by telephone and personal contacts by officers, directors or regular employees of Stride Rite, or by employees of D.F. King & Company, Inc., proxy solicitors for Stride Rite. The cost of soliciting proxies will be borne by Stride Rite. We have retained the services of D.F. King & Company, Inc. regarding the proxy solicitation. Our agreement with D.F. King & Company, Inc. is on customary terms. The costs of proxy solicitation are not anticipated to exceed $20,000, unless circumstances require otherwise. Brokers and others holding shares of common stock in their names or in the names of their nominees will be expected to forward copies of Stride Rite’s proxy soliciting material to beneficial owners of such shares and to seek authority for execution of proxies, and will be reimbursed by Stride Rite for their reasonable expenses.

Stockholder Proposals for Annual Meetings

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Stride Rite’s proxy statement and form of proxy for the 2005 annual meeting of stockholders must be received by Stride Rite on or before October 23, 2004 in order to be considered for inclusion in its proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Office of the Clerk, The Stride Rite Corporation, 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420-9191.

Stockholder proposals to be presented at the 2005 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of Stride Rite not less than sixty (60) days prior to the 2005 annual meeting of stockholders; provided, however, if less than seventy (70) days notice or prior public disclosure of the date of the 2005 annual meeting of stockholders is given or made to stockholders, stockholder proposals must be so received not later than the tenth (10th) day following the day on which such notice of the date of the 2005 annual meeting of stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in Stride Rite’s by-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

February 20, 2004

EXHIBIT A

AUDIT COMMITTEE CHARTER

I.    General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of The Stride Rite Corporation (the “Company”) are to:

•	assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company’s independent auditors, and (4) the performance of the Company’s internal audit function; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

The primary objective of the Audit Committee in connection with the above purposes is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s independent auditor.

II.    Audit Committee Composition

The number of individuals serving on the Audit Committee shall be fixed by the Board from time to time, provided that the Audit Committee shall consist of a minimum of three individuals. The members of the Audit Committee shall satisfy the independence requirements set forth in the New York Stock Exchange Listed Company Manual and in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. At least one member of the Audit Committee shall have accounting or financial management expertise, as such qualification is interpreted by the Board in its business judgment. In addition, it is the Board’s intention that such member shall also meet the requirements for being a “financial expert” under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the Committee.

No member of the Audit Committee may simultaneously serve on the audit committee of more than three issuers having securities registered under Section 12 of the Exchange Act, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and discloses such determination in the Company’s annual proxy statement.

III.    Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly, in person or by telephone conference call, with additional meetings as deemed necessary by the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.

Periodically, the Audit Committee shall also meet separately with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

V.    Responsibilities and Authority

A.    Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate for the Board’s approval.

B.    Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall be directly responsible for the appointment, retention, termination, and for determining the compensation, of the Company’s independent auditor engaged for the purposes of issuing an audit report or related work or performing other audit, review or attest services for the Company.
•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or related work.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.
•	The Audit Committee shall review and approve the scope and staffing of the independent auditor’s annual audit plan(s).

•	The Audit Committee shall instruct the independent auditor that the independent auditor’s ultimate accountability is to the Board and the Audit Committee.

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion, take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee shall evaluate on an annual basis the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

(i)	obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review, of the auditors, or by any inquiry or investigation by government or professional authorities within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company; and

(ii)	review and evaluate the performance of the independent auditor and the rotation of the lead partner and lead reviewing partner to assure compliance with the Exchange Act and Regulation S-X. The Audit Committee may also review and evaluate the performance of other members of the independent auditor’s audit staff.

In this regard, the Audit Committee shall also seek the opinion of management and the internal auditors of the independent auditors’ performance.

•	The Audit Committee shall set clear polices with respect to the potential hiring of current or former employees of the independent auditor.

D.    Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s consolidated financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the

Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee shall review:

(i)	any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

(ii)	significant matters as to the adequacy of the Company’s internal controls over financial reporting, and any special audit steps adopted in light of material control deficiencies;

(iii)	significant matters regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)	the effects of financial reporting regulations and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.
•	The Audit Committee shall review and discuss with the independent auditor (outside the presence of management) any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management, (3) a discussion of the responsibilities and performance of the Company’s internal audit function, (4) any accounting adjustments that were proposed by the auditors but were “passed” (as immaterial or otherwise), and (5) any management or internal control letter issued, or proposed to be issued, by the auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	The Audit Committee shall review and discuss with management and the independent auditors those matters brought to the attention of the Audit Committee by the independent auditor pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

E.    Internal Auditors

•	At least annually, the Audit Committee shall evaluate the performance and responsibilities of the Company’s internal audit function and review the internal audit plan.

F.    Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

G.    Earnings Press Releases

•	The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

H.    Risk Assessment and Management

•	The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

•	In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

I.    Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

J.    Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

K.    Legal Compliance

•	The Audit Committee shall discuss with management and the independent auditor and review with the Board the Company’s compliance with the legal and regulatory requirements applicable to the Company, which could reasonably be expected to have an impact on the Company’s consolidated financial reporting. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements.

VI.    Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following:

A.    Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers, except to the extent prohibited under NYSE 303A(7).

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements; this is the responsibility of the independent auditors. The Audit Committee does not have the responsibility of determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP; this is the responsibility of management.

ADOPTED:    February 5, 2004

EXHIBIT B

THE STRIDE RITE CORPORATION

2001 STOCK OPTION AND INCENTIVE PLAN

(INCLUDING THE FIRST AMENDMENT)

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is The Stride Rite Corporation 2001 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, and other key persons (including consultants) of The Stride Rite Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 16.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 7.

“Dividend Equivalent Right” means Awards granted pursuant to Section 11.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the last reported sale price of the Stock on the last trading date on which the Stock was traded preceding the specified date or, if no Stock was traded on such date, the most recent date on which Stock was traded preceding the specified date, as reflected on The New York

Stock Exchange — Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Stock if greater.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means Awards granted pursuant to Section 9.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Stock” means the Common Stock, par value $.25 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b)    Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)    to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be (i) 2,000,000 shares, plus (ii) such number of shares (not to exceed 1,000,000) which would be available for issuance under the Company’s 1998 Stock Option Plan but for its expiration, with such total subject to adjustment as provided in Section 3(b); provided that not more than 1,000,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)    Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)    Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular

Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3.2(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d)    Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after April 12, 2011.

(a)    Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)    Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)    Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)    Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)    Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option)

by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)    Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.	RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)    Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)    Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d)    Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

(e)    Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.	DEFERRED STOCK AWARDS

(a)    Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)    Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)    Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)    Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e)    Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9.	PERFORMANCE SHARE AWARDS

(a)    Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b)    Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)    Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

(d)    Acceleration, Waiver, Etc. At any time prior to the grantee’s termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 10.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)    Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b)    Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)    Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)    Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 500,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)    Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)    Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	TAX WITHHOLDING

(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)    Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 14.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 15.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16.	CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 16:

(a)    Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

(b)    Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c)    “Change of Control” shall mean the occurrence of any one of the following events:

(i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (a “Person”)) together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either (1) the then outstanding shares of stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i) the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) below.

(ii)    Individuals who, as of April 13, 2001, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)    The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (“Business Combination”) or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Company Common Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (B) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 20 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 20 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17.	GENERAL PROVISIONS

(a)    No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)    Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c)    Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(e)    Loans to Grantees. The Company shall have the authority to make loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

(f)    Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 18.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

FIRST AMENDMENT

TO THE STRIDE RITE CORPORATION

2001 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the powers reserved to it in Section 14 of The Stride Rite Corporation 2001 Stock Option and Incentive Plan (the “Plan”), the Board of Directors of The Stride Rite Corporation (the “Board”) hereby amends the Plan, subject to stockholder approval, effective as of February 5, 2004, as follows:

1.    Paragraph (b)(v) of Section 2 of the Plan is amended by deleting such subparagraph (v) and replacing it with the following:

“(v) in the event of unique or special circumstances, to accelerate the exercisability or vesting of all or any portion of any Award”.

2.    Paragraph (a) of Section 3 of the Plan is amended by deleting such Section in its entirety and replacing it with the following:

“(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be (i) 6,000,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 1,500,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards, except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.”

3.     Paragraph (d) of Section 6 of the Plan is amended by adding the following to the end thereof:

“In the case of Awards of Restricted Stock with vesting based on the passage of time, such vesting period shall be no less than three years. In the case of Awards of Restricted Stock with vesting based on the attainment of pre-established performance goals or objectives, such vesting period shall be no less than one year.”

4.    Paragraph (a) of Section 7 of the Plan is amended by adding the following to the end thereof:

“In the case of Deferred Stock Awards with vesting based on the passage of time, such vesting period shall be no less than three years. In the case of Deferred Stock Awards with vesting based on the attainment of pre-established performance goals or objectives, such vesting period shall be no less than one year.”

5.    Paragraph (a) of Section 9 of the Plan is amended by adding the following to the end thereof:

“The minimum vesting period for any Performance Share Award shall be one year.”

6.    Section 9 of the Plan is amended by deleting Paragraph (d) in its entirety and replacing it with the following:

“At any time prior to the grantee’s termination of employment (or other service relationship) by the Company and its Subsidiaries, in the case of unique or special circumstances, the Administrator may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.”

7.    Section 14 of the Plan is amended by adding the following to the end thereof:

“Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, (iii) materially expand the eligibility to participate or materially extend the term of the Plan, or (iv) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.”

8.    Paragraph (e) of Section 17 of the Plan is amended by adding the following to the end thereof:

“The Company shall not make any such loan to a grantee if such grantee is an executive officer or director of the Company.”

9.    Section 18 of the Plan is amended by adding the following to the end thereof:

“No Award may be granted under the Plan after April 15, 2014.”

10.  Except as so amended, the Plan in all other respects is hereby confirmed.

IN WITNESS WHEREOF, the Board has caused this First Amendment to the Plan to be duly executed on this 5th day of February, 2004.

Attest: /s/ Charles J. Kraus	THE STRIDE RITE CORPORATION By: /s/ Charles W. Redepenning, Jr. Name: Charles W. Redepenning, Jr. Title: General Counsel

ZSTR9B	DETACH HERE

PROXY

THE STRIDE RITE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David M. Chamberlain and Charles W. Redepenning, Jr., and each of them acting solely, proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated below, all of the shares of Common Stock, par value $.25 per share, of The Stride Rite Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 15, 2004, at 10:00 a.m. (Boston time), and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and upon such other matters as may properly be brought before such meeting and any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of and Proxy Statement for the aforesaid meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

---------------                                                 ---------------  |  SEE REVERSE  |

(PLEASE SIGN AND DATE ON REVERSE SIDE  |  SEE REVERSE  |  |  SIDE  |  AND RETURN PROMPTLY

IN THE ENCLOSED ENVELOPE)  |  SIDE  |  ---------------                                                 ---------------

THE STRIDE RITE CORPORATION

c/o EquiServe Trust Company N.A.

P.O. Box 8694

Edison, NJ 08818-8694

ZSTR9A	DETACH HERE

☒	Please mark

votes as in

this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

					FOR	AGAINST	ABSTAIN
1.	Election of Directors.			2.	Proposal to approve an amendment to The Stride Rite Corporation 2001 Stock Option and Incentive Plan to increase the number of shares of common stock authorized for issuance from 3,000,000 to 6,000,000. ☐	☐	☐
	NOMINEES:	(01) Christine M. Cournoyer, (02) James F. Orr III,

		FOR ☐	WITHHELD ☐	3.	Proposal to ratify selection of PricewaterhouseCoopers LLP as Auditors of the Company. ☐	☐	☐

☐	For all nominees except as noted above
					MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐

					MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD.	☐

Sign exactly as name appears on this Proxy. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers should add their full titles as such.

Signature:	Date:	Signature:	Date: